EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of this quarterly report on Form 10-Q of Remy International, Inc. (the "Company") for the period ended September 30, 2012, with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 2, 2012	/s/ JOHN H. WEBER John H. Weber, President and Chief Executive Officer (Principal Executive Officer)
/s/ FRED KNECHTEL Fred Knechtel, Senior Vice President and Chief Financial Officer (Principal Financial Officer)